Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Quintec Corp. (the “Registrant”) on Form 10-Q for the period ended October 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), we, Yong Qiang Yang, Chief Executive Officer, and Wei Min Jin, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Dated: December 16, 2015	/s/ Yong Qiang Yang
Yong Qiang Yang
Chief Executive Officer

Dated: December 16, 2015	/s/ Wei Min Jin
Wei Min Jin
Chief Financial Officer